Jackson Square SMID-Cap Growth Fund
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
Communication Services - 8.4%
New York Times Co. - Class A	310,873	$16,659,684
Warner Music Group - Class A	238,385	7,153,934
		23,813,618

Consumer Discretionary - 4.0%
Wyndham Hotels & Resorts	149,076	11,288,035

Consumer Staples - 3.4%
Grocery Outlet Holding (a)	493,198	9,646,953

Financials - 15.1%
Kinsale Capital Group	15,278	6,983,115
LendingClub (a)	874,202	10,936,267
LPL Financial Holdings	28,099	6,224,491
MarketAxess Holdings	44,228	9,886,285
Ryan Specialty Holdings	145,255	8,946,255
		42,976,413

Health Care - 17.2%
Bio-Techne	155,340	12,674,190
Charles River Laboratories International (a)	50,658	12,365,618
Medpace Holdings (a)	11,539	4,413,898
Molina Healthcare (a)	16,806	5,735,384
Pacific Biosciences of California (a)	1,497,138	3,084,104
Stevanato Group	521,654	10,787,805
		49,060,999

Industrials - 26.8%(b)
Clean Harbors (a)	59,220	14,137,591
Graco	114,936	9,775,307
Hexcel	114,092	7,554,031
Howmet Aerospace	109,767	10,504,702
Simpson Manufacturing Co.	43,784	8,410,469
SiteOne Landscape Supply (a)	79,736	11,695,676
Westinghouse Air Brake Technologies	40,119	6,465,177
WillScot Holdings (a)	183,564	7,526,124
		76,069,077

Information Technology - 24.3%
Appfolio - Class A (a)	23,396	5,181,746
AppLovin - Class A (a)	77,384	5,966,307
Aspen Technology (a)	46,158	8,675,396
Axcelis Technologies (a)	62,280	7,869,078
Bill.com Holdings (a)	120,801	6,035,218
Elastic (a)	65,630	7,197,642
Entegris	71,828	8,496,534
Okta (a)	98,613	9,263,705
Wix.com (a)	65,856	10,268,597
		68,954,223
TOTAL COMMON STOCKS (Cost $232,339,670)		281,809,318

TOTAL INVESTMENTS - 99.2% (Cost $232,339,670)		281,809,318
Money Market Deposit Account - 0.0% (c)		600
Other Assets in Excess of Liabilities - 0.8%		2,335,058
TOTAL NET ASSETS - 100.0%		$284,144,976

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2024 was 3.27%.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Jackson Square SMID-Cap Growth Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$281,809,318	$–	$–	$281,809,318
Total Investments	$281,809,318	$–	$–	$281,809,318

Refer to the Schedule of Investments for further disaggregation of investment categories.